TEMPLETON RETIREMENT ANNUITY

SEMIANNUAL REPORT

TABLE OF CONTENTS



Letter to Contract Owners  .........................       2
A Word About Risk ..................................       5
Important Notes to Performance Information .........       6
Manager's Discussion  ..............................    TG-1
Performance ........................................    TG-4
Financial Highlights ...............................    TG-5
Statement of Investments ...........................    TG-7
Financial Statements ...............................   TG-12
Notes to Financial Statements ......................   TG-15
Templeton Funds Retirement Annuity
 Separate Account Financials  ......................    SA-1

TRA S01 08/01

Thank you for investing with Franklin Templeton Variable Insurance Products Trust. We encourage our investors to maintain a long-term perspective, and remember that all securities markets move both up and down, as do fund unit prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.


Please Note: Franklin Templeton Variable Insurance Products Trust (FTVIP) currently consists of 27 separate funds, which generally offer Class 1 and Class 2 shares. Please consult your contract prospectus for the most current information on which funds and classes are available in that product.


Please retain this document, including the enclosed prospectus supplements, with your current prospectus, for reference.

 LETTER TO CONTRACT OWNERS


Dear Contract Owners:

This semiannual report for Templeton Retirement Annuity covers the period ended June 30, 2001. During the six months under review, most economies around the world experienced decelerating economic growth. In the U.S., gross domestic product (GDP) growth fell sharply to 1.3% in the first quarter of 2001, compared with 4.8% during the same period in 2000. Domestic consumer and business confidence eroded considerably, exacerbated by high energy costs that drained purchasing power and profit margins. Consequently, slower retail sales, excess inventories and weaker capital spending -- especially in information technology -- prompted corporate cutbacks, earnings warnings, employee layoffs and rising unemployment. The Federal Reserve Board (the Fed) cut the federal funds target rate six times during the period, lowering borrowing costs. Unfortunately, by period-end, these interest rate cuts had not prompted a general rebound and investors had very few clear signals of the U.S. economy's direction. One piece of good news, however, was that inflation appeared under control.

The U.S. slowdown also seemed to diminish European, Asian and Latin American growth. Euro-zone (the 12 countries comprising the European Monetary Union) GDP growth slowed to 2.6% in the first quarter of 2001. Asia's export dependent economies suffered directly from the U.S. technology downturn. Japan, in particular, experienced a contracting economy, rising unemployment, falling factory production and deteriorating business confidence in addition to its troubled banking system. China was an exception with its economy growing a robust 8.1% in the first quarter of this year. In Latin America, Mexican GDP unexpectedly slowed, as the impact of lower U.S. growth was more pronounced than expected. As a result of this worldwide slowdown, many foreign central banks followed the Fed's lead and began lowering interest rates to pump some life into their countries' economies.

Domestic equity markets, following a volatile and dismal 2000 -- particularly for growth and technology-related stocks -- began 2001 in a similar condition and continued to deteriorate through March. After an April-May rebound, they headed downward again in early June as investors weighed some positive economic news against additional profit warnings from technology and other sectors. For the six months ended June 30, 2001, the blue chips of the Dow Jones/(R)/ Industrial Average posted a -1.96% return. The broader Standard & Poor's 500/(R)/ (S&P 500/(R)/) Composite Index and the technology-heavy Nasdaq Composite Index returned -6.70% and -12.32% during the same time. Value stocks generally outperformed growth stocks, which include Internet-related and technology stocks, and the Russell 3000 Value Index returned -0.34% compared with the Russell 3000 Growth Index's -13.24% plunge for the six-month period./1/

World equity markets generally followed that of the U.S., a potential consequence of the closely linked global economy. Thus, most foreign equity markets slid downward to reach new lows in March 2001, regained momentum through April, then resumed their downhill trend toward period-end. For the six months under review, returns were mixed for world stock markets in local currency terms, but due to the strong U.S. dollar, these returns were all lower in U.S. dollar terms.

Domestic debt securities generally outperformed equities as stock market volatility and investor pessimism prompted many investors to seek the relative safety of bonds. This, combined with falling short-term interest rates, contributed to higher bond prices and a steeper Treasury yield curve -- as rates fell in the short end of the curve while at the same time rising in the long end.

In local currency terms, global bond markets generated positive returns, as most major central banks reduced interest rates in response to slower economic growth. However, because most major currencies depreciated relative to the U.S. dollar, their returns were lower in U.S. dollar terms. Debt in emerging market countries was a different story. A strong dollar and persistently low inflation helped the emerging market




1. Source: Standard & Poor's Micropal. The unmanaged Dow Jones Industrial Average is a price-weighted index based on the average market price of 30 blue chip stocks. The unmanaged S&P 500 Composite Index consists of 500 domestic stocks, comprising four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalizations, the index is not composed of the 500 largest, publicly traded U.S. companies. The unmanaged Nasdaq Composite Index measures all Nasdaq domestic and non-U.S.-based common stocks listed on The Nasdaq Stock Market/(R)/. The index is market value-weighted and includes over 4,000 companies. The unmanaged Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The unmanaged Russell 3000 Growth Index measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. The indexes are capitalization-weighted, rebalanced semi-annually and include reinvested dividends.

 bond asset class to log some of the best returns in the fixed income world for the second year in a row.

At period-end, although the U.S. economy's direction was still unclear, recession risks seemed just a bit less ominous. On June 20, the Conference Board's Index of Leading Indicators, a key gauge of future economic activity, rose 0.5%. This higher-than-expected increase suggested that the U.S. economy may be poised to rebound, although at a slow pace. In addition, financial markets began to factor in the likelihood that the economy will bounce back next year. However, Fed Chairman Alan Greenspan also said that the worst of the year-long slowdown may not be over, and that the Fed stands ready to do more to avert a recession. One threat to a U.S. economic rebound is that consumers might sharply cut back spending should the labor market deteriorate further. However, analysts are hopeful that the tax-cut refund checks expected to arrive in late June through September will help boost consumer spending. Fed officials believe that past interest rate cuts will eventually revive the economy, but because of these mitigating factors, they are not sure when.

It is important to remember, of course, that securities markets always have been, and always will be, subject to volatility. No one can predict exactly how they will perform in the future. For this reason, we urge you to exercise patience and focus not on day-to-day market movements, but on your long-term retirement and investment goals. As always, we appreciate your support, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,
[GRAPHIC OMITTED]

Rupert H. Johnson, Jr.
Vice President
Franklin Templeton Variable Insurance Products Trust

[GRAPHIC OMITTED]

Richard P. Austin
President
Templeton Funds Annuity Company

A WORD ABOUT RISK






All of the funds are subject to certain risks, which will cause investment returns and the value of your principal to increase or decrease. Generally, investments offering the potential for higher returns are accompanied by a higher degree of risk. Stocks and other equities, representing an ownership interest in an individual company, historically have outperformed other asset classes over the long term, but tend to fluctuate more dramatically over the shorter term. Securities of smaller companies, and companies involved in reorganization or bankruptcy, may have greater price swings and greater credit and other risks.

Bonds and other debt obligations are affected by the creditworthiness of their issuers, and changes in interest rates, with prices declining as interest rates increase. High yield, lower-rated ("junk") bonds generally have greater price swings and higher default risks than investment grade bonds. An investment in Franklin Money Market Fund is neither insured nor guaranteed by the U.S. government. The Fund attempts to maintain a stable net asset value of $1.00 per share, but there can be no assurance that it will.

Foreign investing, especially in emerging market countries, has additional risks such as changes in currency values, market price swings, and economic, political or social instability. These and other risks pertaining to specific funds, such as specialized industry or geographical sectors or use of complex securities, are discussed in the Franklin Templeton Variable Insurance Products Trust prospectus. Your investment representative can help you determine which funds may be right for you.

IMPORTANT NOTES TO
PERFORMANCE INFORMATION






Total return of the funds is the percentage change in value of a hypothetical $10,000 investment over the indicated periods and includes reinvestment of dividends and capital gains. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts, or their availability in all states. Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions, and you may have a gain or loss when you withdraw your money.

                                          TEMPLETON GROWTH SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Templeton Growth Securities Fund seeks long-term capital growth. The Fund invests primarily in equity securities of companies located anywhere in the world, including those in the U.S. and emerging markets.
--------------------------------------------------------------------------------
During the six months ended June 30, 2001, global economic output slowed significantly through 2001's first quarter, largely due to the effects of high interest rates and foundering equity markets. In response, most major countries' central banks followed the U.S. Federal Reserve Board's (the Fed's) lead and began lowering short-term interest rates to pump some life into their countries' economies.

Financial markets worldwide generally trended lower with that of the U.S. in the first quarter, before rebounding slightly in the spring months. Emerging markets performed best, with strong positive returns from Mexico, Russia and South Korea, in particular. Europe was the weakest region, with particularly poor results concentrated in France and Germany. The declines were mainly sector specific, with a dramatic sell-off in technology and telecommunications companies. The weak euro, which declined 10% against the U.S. dollar during the reporting period, compounded the negative returns. On a sector basis, consumer discretionary (including cyclical stocks of the automobile, household durables, leisure, media and retail industries), materials and energy stocks had the best performance but still posted negative results for the period.

Within this environment, although delivering slightly negative total returns for the period, the Fund outperformed the benchmark Morgan Stanley Capital International All Country (MSCI AC) World Free Index, which returned -9.93% in U.S. dollar terms for the six-month period ended June 30, 2001./1/ In a slowing global economic environment, and with what we believed to be continued unrealistic valuations in the technology and telecommunications sectors, our focus on what we considered economically defensive and undervalued securities paid off somewhat as value-oriented stocks continued to find favor among investors seeking shelter from their growth counterparts. During the reporting period we found what we believed to be attractive ideas in industries pertaining to household products, pharmaceuticals and


1. Source: Standard & Poor's Micropal. The MSCI All Country World Free Index is an equity index that measures the total return (gross dividends are reinvested) of equity securities available to foreign (non-local) investors in the developed and emerging markets globally. Securities included are weighted according to their market capitalizations (shares outstanding times price). The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

Geographic Distribution
Templeton Growth Securities Fund
Based on Total Net Assets
6/30/01

[PIE CHART]        North America 44.5%
                   Europe 26.6%
                   Asia 15.7%
                   Latin America 3.4%
                   Australia/New Zealand 3.2%
                   Short-Term Investments & Other Net Assets 6.6%

             Top 10 Holdings
    Templeton Growth Securities Fund
                 6/30/01
 Company                       % of Total
 Industry, Country             Net Assets
---------------------------- ------------
   Cheung Kong
   Holdings Ltd.                   1.9%
   Real Estate, Hong Kong
   Abbott Laboratories             1.8%
   Pharmaceuticals, U.S.
   Allstate Corp.                  1.7%
   Insurance, U.S.
   H.J. Heinz Co.                  1.7%
   Food Products, U.S.
   Lockheed Martin Corp.           1.6%
   Aerospace & Defense,
   U.S.
   Procter & Gamble Co.            1.4%
   Household Products, U.S.
   HSBC Holdings PLC               1.4%
   Banks, Hong Kong
   The Kroger Co.                  1.4%
   Food & Drug Retailing,
   U.S.
   Albertson's Inc.                1.4%
   Food & Drug Retailing,
   U.S.
   Telefonos de Mexico SA
   de CV (Telmex), L, ADR          1.4%
   Diversified
   Telecommunication
   Services, Mexico

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

foods, and a number of solid stocks selling at reasonable prices among them. As a result, our portfolio characteristics on June 30, 2001, were substantially different than the market's, with a lower average price-to-earnings valuation for the Fund compared to the MSCI AC World Free Index.

U.S. stocks once again comprised the Fund's largest country weighting at approximately 41% of total net assets on June 30, 2001, and included 7 of its top 10 holdings. Stock selection, focused on company fundamentals, was key to our performance. In the face of slowing economies and declining interest rates, our holdings in economically defensive sectors such as food retailing (Kroger), pharmaceuticals (Abbott Labs and Mylan Labs) and defense (Lockheed Martin), as well as insurance holdings such as Allstate, held up well amid ailing markets. The Fund also benefited from limited exposure to battered technology companies, as a stream of profit warnings continued to plague the sector. Despite major stock market losses, 3 of our top 20 U.S. holdings recorded gains: Abbott Labs, Lockheed Martin and Mylan Labs all benefited from relatively defensive revenue streams and undemanding valuations. We also sought to take advantage of the market volatility to pick up stocks trading at what we considered to be attractive valuations with solid short-term earnings prospects, including pharmaceutical companies Mylan Labs and Pharmacia, and household product brands Clorox and Newell Rubbermaid.

Our European positions held up well in the period, again due to their relatively defensive nature. Our two largest U.K. holdings, consumer products company Unilever and aerospace and defense company Rolls Royce, were up for the period versus the MSCI U.K. Index./2/ Another European holding, Dutch consumer products and semiconductor company Koninklijke Philips, declined on concerns over falling demand for mobile handsets and deteriorating semiconductor pricing conditions.

In Asia, the Fund's largest country weighting was Hong Kong, despite profitably trimming financial services company HSBC Holdings as its share price rose earlier in the year. On June 30, 2001, our largest Asian holding was Cheung Kong, which we feel is an attractive play on real estate. Our holdings in Japan remained underweighted compared with


2. Source: Standard & Poor's Micropal. The MSCI U.K. Index is an equity index calculated by Morgan Stanley Capital International. The index measures the total returns (gross dividends are reinvested) of equity securities in the United Kingdom. Securities included in the index are weighted according to their market capitalizations (shares outstanding times price).

the MSCI AC World Free Index, as we are pessimistic regarding its difficult economic recovery and corporate restructuring climate. Despite the country's usual fiscal year-end financial markets rally to March 31 and a return to a zero interest rate policy by the Central Bank, Japan's structural problems persisted, apparently paralyzing consumers, corporations and banks.

We remain cautious on the U.S. economy given dramatically slower growth, as evidenced by the gross domestic product's (GDP's) 1.3% annualized rate for 2001's first quarter. The deceleration, caused largely by previous monetary tightening, a strengthening dollar, high energy prices and falling equity prices means recovery will likely be slow due to several structural excesses that need to be fixed. These include a significant capital investment oversupply, particularly in technology; a negative savings rate apparently due to reliance on the stock market as a savings vehicle; and a record current account deficit. However, we believe growth could resume, stimulated by lower interest rates and tax cuts. Aided by the European Central Bank's (ECB's) recent monetary easing policy, we believe the Euro zone should benefit from several factors: euro weakness, which should boost exports; tax cuts of around 1.0% of output that took effect in January in Germany, Italy and France; and less impact from declining equity markets due to reduced stock holdings.

Looking forward, we believe most equity markets will continue to experience volatility. As the global economy starts to recover, we expect growth to resume, but we remain very cautious regarding the near-term prospects for technology and telecommunications stocks worldwide, particularly in the U.S. We will continue to search the globe for stocks we believe are improperly valued by other investors, and will remain ardent believers in individual stock selection, as opposed to primarily sector or country allocation considerations. Over time, we have found this bottom-up discipline to be the best approach in our efforts to generate attractive returns.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Templeton Growth Securities Fund - Class 1








   Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.










   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 6/30/01
Templeton Growth Securities Fund - Class 1 delivered a -0.09% cumulative total return for the six-month period ended 6/30/01.

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



Templeton Growth Securities Fund - Class 1
Periods ended 6/30/01
                                                                 Since
                                                               Inception
                                    1-Year        5-Year       (3/15/94)
--------------------------------------------------------------------------------
 Cumulative Total Return            +3.68%        +66.53%       +114.59%
 Average Annual Return              +3.68%        +10.74%        +11.04%
 Value of $10,000 Investment       $10,368        $16,653        $21,459

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.














TG-4          Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND


Financial Highlights


                                                                     Class 1
                                                         ---------------------------------
                                                                               Year Ended
                                                         Six Months Ended     December 31,
                                                          June 30, 2001       ------------
                                                           (unaudited)            2000
                                                         ---------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ................          $13.76           $15.63
                                                             ----------       -----------
Income from investment operations:
 Net investment income/a/ ...........................             .19              .30
 Net realized and unrealized gains (losses) .........            (.19)            (.15)
                                                             ----------       -----------
Total from investment operations ....................              --              .15
                                                             ----------       -----------
Less distributions from:
 Net investment income ..............................            (.28)            (.27)
 Net realized gains .................................           (2.29)           (1.75)
                                                             ----------       -----------
Total distributions .................................           (2.57)           (2.02)
                                                             ----------       -----------
Net asset value, end of period ......................          $11.19           $13.76
                                                             ==========       ===========
Total return/b/ .....................................            (.09)%           1.74%

Ratios/supplemental data
Net assets, end of period (000's) ...................        $1,065,776     $1,163,637
Ratios to average net assets:
 Expenses ...........................................            .85%/c/           .88%
 Net investment income ..............................           2.76%/c/          2.18%
Portfolio turnover rate .............................          18.17%            69.67%



                                                                             Class 1
                                                        -------------------------------------------------
                                                                     Year Ended December 31,
                                                        -------------------------------------------------
                                                           1999          1998          1997         1996
                                                        -------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ................    $14.77        $15.34        $13.80       $11.75
                                                        --------      --------      --------     --------
Income from investment operations:
 Net investment income/a/ ...........................       .28           .35           .33          .25
 Net realized and unrealized gains (losses) .........      2.66           .98          1.53         2.22
                                                        --------      --------      --------     --------
Total from investment operations ....................      2.94          1.33          1.86         2.47
                                                        --------      --------      --------     --------
Less distributions from:
 Net investment income ..............................      (.36)         (.41)        (.24)         (.21)
 Net realized gains .................................     (1.72)        (1.49)        (.08)         (.21)
                                                        --------      --------      --------     --------
Total distributions .................................     (2.08)        (1.90)        (.32)         (.42)
                                                        --------      --------      --------     --------
Net asset value, end of period ......................    $15.63        $14.77        $15.34       $13.80
                                                        ========      ========      ========     ========
Total return/b/ .....................................     21.04%         8.98%        13.50%       21.28%

Ratios/supplemental data
Net assets, end of period (000's) ...................   $708,310      $747,080      $758,445     $579,877
Ratios to average net assets:
 Expenses ...........................................        .88%         .88%          .88%         .93%
 Net investment income ..............................       1.87%        2.27%         2.49%        2.20%
Portfolio turnover rate .............................      46.54%       32.30%        24.81%       12.32%

/a/Based on average shares outstanding effective year ended December 31, 1999. /b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/Annualized

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND


Financial Highlights (continued)


                                                                              Class 2
                                                        ------------------------------------------------
                                                         Six Months Ended        Year Ended December 31,
                                                           June 30, 2001     ---------------------------
                                                            (unaudited)          2000            1999/d/
                                                        ------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ................        $13.69            $15.60          $15.34
                                                             --------          --------        -------
Income from investment operations:
 Net investment income/a/ ...........................           .17               .25             .17
 Net realized and unrealized gains (losses) .........          (.18)             (.15)           2.17
                                                             --------          --------        -------
Total from investment operations ....................          (.01)             (.10)           2.34
                                                             --------          --------        -------
Less distributions from:
 Net investment income ..............................          (.26)             (.26)           (.36)
 Net realized gains .................................         (2.29)            (1.75)          (1.72)
                                                             --------          --------        -------
Total distributions .................................         (2.55)            (2.01)          (2.08)
                                                             --------          --------        -------
Net asset value, end of period ......................        $11.13            $13.69          $15.60
                                                             ========          ========        =======
Total return/b/ .....................................          (.24)%            1.47%          16.35%

Ratios/supplemental data
Net assets, end of period (000's) ...................         $96,287          $79,043          $4,483
Ratios to average net assets:
 Expenses ...........................................           1.10%/c/          1.12%          1.14%/c/
 Net investment income ..............................           2.54%/c/          1.87%          1.17%/c/
Portfolio turnover rate .............................          18.17%            69.67%         46.54%

/a/Based on average shares outstanding.
/b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/Annualized
/d/For the period January 6, 1999 (effective date) to December 31, 1999.



                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND


Statement of Investments, June 30, 2001 (unaudited)



                                                                   COUNTRY          SHARES        VALUE
                                                              ----------------   ----------- --------------
      Common Stocks 92.4%
      Aerospace & Defense 4.8%
      BAE Systems PLC .....................................    United Kingdom     2,305,183   $11,038,658
      Lockheed Martin Corp. ...............................     United States       503,360    18,649,488
      Raytheon Co. ........................................     United States       439,574    11,670,690
      Rolls-Royce PLC .....................................    United Kingdom     4,328,521    14,275,000
                                                                                              -----------
                                                                                               55,633,836
                                                                                              -----------
      Air Freight & Couriers .1%
      Airborne Inc. .......................................     United States       89,400     1,036,146
                                                                                              -----------
      Airlines .8%
      Singapore Airlines Ltd. .............................        Singapore      1,303,100     9,011,559
                                                                                              -----------
      Auto Components 1.2%
      Goodyear Tire & Rubber Co. ..........................     United States       269,000     7,532,000
      Michelin SA, B ......................................         France          200,000     6,327,089
                                                                                              -----------
                                                                                               13,859,089
                                                                                              -----------
      Automobiles 2.9%
      Bayerische Motoren Werke AG .........................        Germany          203,600     6,704,682
      Ford Motor Co. ......................................     United States       234,507     5,757,147
      General Motors Corp. ................................     United States       205,860    13,247,091
      Volkswagen AG .......................................        Germany          165,400     7,729,037
                                                                                              -----------
                                                                                               33,437,957
                                                                                              -----------
      Banks 6.8%
      Australia & New Zealand Banking Group Ltd. ..........       Australia       1,844,184    15,839,525
      Bank of America Corp. ...............................     United States       129,630     7,781,689
      Foreningssparbanken AB, A ...........................        Sweden           350,000     4,051,317
      HSBC Holdings PLC ...................................       Hong Kong       1,415,201    16,737,688
      Lloyds TSB Group PLC ................................    United Kingdom       658,720     6,591,276
      National Australia Bank Ltd. ........................       Australia         869,000    15,476,803
      U.S. Bancorp ........................................     United States       537,625    12,252,474
                                                                                              -----------
                                                                                               78,730,772
                                                                                              -----------
      Building Products .6%
      Novar PLC ...........................................    United Kingdom     2,898,818     6,543,193
                                                                                              -----------
      Chemicals 4.7%
      Agrium Inc. .........................................        Canada            89,300       893,000
      Akzo Nobel NV .......................................      Netherlands        355,200    15,034,666
      BASF AG .............................................        Germany          253,200     9,924,200
      DSM NV, Br. .........................................      Netherlands        300,000    10,437,919
      Eastman Chemical Co. ................................     United States       125,000     5,953,750
      Kemira OY ...........................................        Finland           40,046       203,405
      Lyondell Chemical Co. ...............................     United States       770,500    11,850,290
                                                                                              -----------
                                                                                               54,297,230
                                                                                              -----------
      Commercial Services & Supplies 1.2%
      Waste Management Inc. ...............................     United States       455,740    14,045,907
                                                                                              -----------
      Communications Equipment .6%
      Motorola Inc. .......................................     United States       405,310     6,711,934
                                                                                              -----------
      Computers & Peripherals 2.8%
      Compaq Computer Corp. ...............................     United States       400,000     6,196,000
      Fujitsu Ltd. ........................................         Japan           350,000     3,676,235
      Hewlett-Packard Co. .................................     United States       304,390     8,705,554
   /a/Lexmark International Inc. ..........................     United States        60,000     4,035,000
      NEC Corp. ...........................................         Japan           770,000    10,402,903
                                                                                              -----------
                                                                                               33,015,692
                                                                                              -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND


Statement of Investments, June 30, 2001 (unaudited) (cont.)



                                                                         COUNTRY          SHARES       VALUE
                                                                    ----------------   ----------- -------------
      Common Stocks (cont.)
      Construction Materials .3%
      Cheung Kong Infrastructure Holdings Ltd. ..................       Hong Kong       1,768,000   $ 3,060,039
                                                                                                    -----------
      Diversified Financials 3.3%
      Merrill Lynch & Co. Inc. ..................................     United States       250,000    14,812,500
      Nomura Securities Co. Ltd. ................................         Japan           726,000    13,912,284
      Swire Pacific Ltd., A .....................................       Hong Kong       1,688,300     8,744,640
      Swire Pacific Ltd., B .....................................       Hong Kong       1,304,000       936,217
                                                                                                    -----------
                                                                                                     38,405,641
                                                                                                    -----------
      Diversified Telecommunication Services 6.7%
      AT&T Corp. ................................................     United States       500,000    11,000,000
      Cable & Wireless PLC ......................................    United Kingdom     1,314,000     7,729,031
      Korea Telecom Corp., ADR ..................................      South Korea        197,130     4,332,917
      Nippon Telegraph & Telephone Corp. ........................         Japan             2,698    14,061,097
      SBC Communications Inc. ...................................     United States       160,000     6,409,600
      Telecom Argentina Stet-France Telecom SA, B, ADR ..........       Argentina         240,000     3,708,000
      Telecom Corp. of New Zealand Ltd. .........................      New Zealand      2,386,100     5,454,773
      Telefonos de Mexico SA de CV, L, ADR ......................        Mexico           451,645    15,848,223
   /a/Worldcom Inc.-MCI Group ...................................     United States        24,616       396,324
   /a/Worldcom Inc.-Worldcom Group ..............................     United States       615,410     8,738,822
                                                                                                    -----------
                                                                                                     77,678,787
                                                                                                    -----------
      Electric Utilities 6.7%
      CLP Holdings Ltd. .........................................       Hong Kong       2,451,600    10,277,993
      E.ON AG ...................................................        Germany          278,000    14,449,872
      Endesa SA .................................................         Spain           400,000     6,379,575
      Hong Kong Electric Holdings Ltd. ..........................       Hong Kong       3,054,434    11,747,964
      Iberdrola SA, Br. .........................................         Spain         1,031,200    13,225,325
   /a/International Power PLC ...................................    United Kingdom     1,802,600     7,598,928
      Korea Electric Power Corp. ................................      South Korea        458,200     8,526,290
      Powergen PLC ..............................................    United Kingdom       600,000     6,066,999
                                                                                                    -----------
                                                                                                     78,272,946
                                                                                                    -----------
      Electrical Equipment .1%
      ABB Ltd. ..................................................      Switzerland         93,980     1,381,380
                                                                                                    -----------
      Electronic Equipment & Instruments .9%
      Hitachi Ltd. ..............................................         Japan         1,103,500    10,838,578
                                                                                                    -----------
      Food & Drug Retailing 3.8%
      Albertson's Inc. ..........................................     United States       537,800    16,128,622
      J.Sainsbury PLC ...........................................    United Kingdom     1,790,010    11,158,298
   /a/The Kroger Co. ............................................     United States       654,190    16,354,750
                                                                                                    -----------
                                                                                                     43,641,670
                                                                                                    -----------
      Food Products 4.5%
      General Mills Inc. ........................................     United States       305,670    13,382,233
      H.J. Heinz Co. ............................................     United States       477,130    19,509,846
      Sara Lee Corp. ............................................     United States       212,046     4,016,151
      Unilever PLC ..............................................    United Kingdom     1,800,000    15,163,277
                                                                                                    -----------
                                                                                                     52,071,507
                                                                                                    -----------
      Gas Utilities .9%
      TransCanada PipeLines Ltd. ................................        Canada           885,566    10,941,198
                                                                                                    -----------
      Household Durables 2.9%
      Koninklijke Philips Electronics NV ........................      Netherlands        562,480    14,908,741

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND


Statement of Investments, June 30, 2001 (unaudited) (cont.)



                                                                       COUNTRY           SHARES          VALUE
                                                                  ----------------   --------------  -------------
      Common Stocks (cont.)
      Household Durables (cont.)
      LG Electronics Inc. .....................................      South Korea          275,000     $ 3,531,334
      Newell Rubbermaid Inc. ..................................     United States         628,260      15,769,326
                                                                                                      -----------
                                                                                                       34,209,401
                                                                                                      -----------
      Household Products 2.3%
      Clorox Co. ..............................................     United States         286,740       9,706,149
      Procter & Gamble Co. ....................................     United States         264,000      16,843,200
                                                                                                      -----------
                                                                                                       26,549,349
                                                                                                      -----------
      Insurance 5.3%
      Ace Ltd. ................................................        Bermuda            302,000      11,805,180
      Allstate Corp. ..........................................     United States         457,700      20,134,223
      Torchmark Corp. .........................................     United States         273,400      10,993,414
      XL Capital Ltd., A ......................................        Bermuda            127,100      10,434,910
      Zurich Financial Services AG ............................      Switzerland           25,298       8,627,597
                                                                                                      -----------
                                                                                                       61,995,324
                                                                                                      -----------
   /a/IT Consulting & Services .2%
      Gartner Inc., B .........................................     United States         224,400       2,064,480
                                                                                                      -----------
      Leisure Equipment & Products .6%
      Eastman Kodak Co. .......................................     United States         159,600       7,450,128
                                                                                                      -----------
      Machinery 2.3%
      Invensys PLC ............................................    United Kingdom       2,626,640       4,986,870
      Metso OYJ ...............................................        Finland            380,650       4,221,317
      Sandvik AB ..............................................        Sweden             440,000       8,852,265
      Volvo AB, B .............................................        Sweden             595,620       8,918,965
                                                                                                      -----------
                                                                                                       26,979,417
                                                                                                      -----------
      Marine .1%
      Peninsular & Oriental Steam Navigation Co. ..............    United Kingdom         294,200       1,100,571
                                                                                                      -----------
      Media 1.8%
      Gannett Co. Inc. ........................................     United States         230,000      15,157,000
      South China Morning Post Ltd. ...........................       Hong Kong         1,254,000         827,972
      United Business Media PLC ...............................    United Kingdom         587,350       4,774,397
                                                                                                      -----------
                                                                                                       20,759,369
                                                                                                      -----------
      Metals & Mining 2.4%
      AK Steel Holding Corp. ..................................     United States         795,400       9,974,316
      Barrick Gold Corp. ......................................        Canada             348,800       5,284,320
      Companhia Siderurgica Nacional Sid Nacional SA ..........        Brazil         129,100,000       2,403,121
      Pohang Iron & Steel Co. Ltd. ............................      South Korea          131,192      10,491,325
                                                                                                      -----------
                                                                                                       28,153,082
                                                                                                      -----------
      Multiline Retail 3.1%
   /a/Kmart Corp. .............................................     United States       1,100,000      12,617,000
      Marks & Spencer PLC .....................................    United Kingdom       3,261,000      12,015,611
      Sears, Roebuck & Co. ....................................     United States         275,900      11,673,329
                                                                                                      -----------
                                                                                                       36,305,940
                                                                                                      -----------
      Oil & Gas 6.2%
      Burlington Resources Inc. ...............................     United States         193,400       7,726,330
      Eni SpA .................................................         Italy             779,525       9,502,620
      Occidental Petroleum Corp. ..............................     United States         423,100      11,250,229
      PetroChina Co. Ltd., H ..................................         China          29,950,000       6,220,464
      Petroleo Brasileiro SA, ADR .............................        Brazil             350,000       8,186,500
      Repsol YPF SA ...........................................         Spain             833,660      13,761,773

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND


Statement of Investments, June 30, 2001 (unaudited) (cont.)



                                                                         COUNTRY          SHARES          VALUE
                                                                    ----------------   -----------  ----------------
      Common Stocks (cont.)
      Oil & Gas (cont.)
      Shell Transport & Trading Co. PLC .........................    United Kingdom     1,132,853    $    9,415,747
      Texaco Inc. ...............................................     United States        96,800         6,446,880
                                                                                                     --------------
                                                                                                         72,510,543
                                                                                                     --------------
      Paper & Forest Products 3.6%
      Bowater Inc. ..............................................     United States       191,800         8,581,132
      Georgia-Pacific Corp. (Timber Grp.) .......................     United States       272,200         9,731,150
      International Paper Co. ...................................     United States       300,000        10,710,000
      UPM-Kymmene Corp. .........................................        Finland          450,000        12,719,785
                                                                                                     --------------
                                                                                                         41,742,067
                                                                                                     --------------
      Pharmaceuticals 4.8%
      Abbott Laboratories .......................................     United States       445,370        21,382,214
      Merck KGAA ................................................        Germany          316,440        11,117,069
      Mylan Laboratories Inc. ...................................     United States       540,320        15,199,202
      Pharmacia Corp. ...........................................     United States       180,570         8,297,192
                                                                                                     --------------
                                                                                                         55,995,677
                                                                                                     --------------
      Real Estate 2.3%
      Amoy Properties Ltd. ......................................       Hong Kong       2,635,500         3,024,106
      Cheung Kong Holdings Ltd. .................................       Hong Kong       2,011,499        21,920,462
      New World Development Co. Ltd. ............................       Hong Kong       1,513,457         1,843,337
                                                                                                     --------------
                                                                                                         26,787,905
                                                                                                     --------------
      Road & Rail .3%
      Nippon Express Co. Ltd. ...................................         Japan           654,000         2,952,221
                                                                                                     --------------
   /a/Semiconductor Equipment & Products .1%
      Hynix Semiconductor Inc. ..................................      South Korea        300,000           644,752
                                                                                                     --------------
      Trading Companies & Distributors .2%
      Samsung Corp. .............................................      South Korea        500,000         2,883,506
                                                                                                     --------------
      Wireless Telecommunication Services .2%
      SK Telecom Co. Ltd., ADR ..................................      South Korea         54,400           919,360
      Smartone Telecommunications Holdings Ltd. .................       Hong Kong       1,108,000         1,278,478
                                                                                                     --------------
                                                                                                          2,197,838
                                                                                                     --------------
      Total Common Stocks (Cost $1,049,535,975)..................                                     1,073,896,631
                                                                                                     --------------
      Preferred Stocks 1.0%
      Cia Vale do Rio Doce, A, ADR, pfd. ........................        Brazil           120,000         2,784,000
      Embratel Participacoes SA, ADR, pfd. ......................        Brazil           420,550         3,145,714
      Petroleo Brasileiro SA, pfd. ..............................        Brazil           157,470         3,681,240
      Volkswagen AG, pfd. .......................................        Germany           60,000         1,828,540
                                                                                                     --------------
      Total Preferred Stocks (Cost $15,559,909)..................                                        11,439,494
                                                                                                     --------------
      Total Long Term Investments (Cost $1,065,095,884)..........                                     1,085,336,125
                                                                                                     --------------



                                                                                         PRINCIPAL
                                                                                          AMOUNT
                                                                                      --------------

/b/Repurchase Agreements 5.3%
   Barclays Capital Inc., 3.95%, 7/02/01 (Maturity Value $26,767,808)
    Collateralized by U.S. Treasury Bills, Notes and Bonds, and
    U.S. Government Agency Securities ..........................        United States     $26,759,000    26,759,000
   BNP Paribas Securities Corp., 4.07%, 7/02/01
    (Maturity Value $35,011,871) Collateralized by U.S. Treasury
    Bills, Notes and Bonds, and U.S. Government Agency Securities ....  United States      35,000,000    35,000,000
   Total Repurchase Agreements (Cost $61,759,000).....................                                 ------------
                                                                                                         61,759,000
                                                                                                       ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND


Statement of Investments, June 30, 2001 (unaudited) (cont.)



                                                                VALUE
                                                          -----------------
Total Investments (Cost $1,126,854,884) 98.7%..........    $1,147,095,125
Other Assets, less Liabilities 1.3% ...................        14,967,927
                                                           --------------
Total Net Assets 100.0% ...............................    $1,162,063,052
                                                           ==============

/a/Non-income producing
/b/At June 30, 2001, all repurchase agreements had been entered into on June 29, 2001.


                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND


Financial Statements

Statement of Assets and Liabilities
June 30, 2001 (unaudited)


Assets:
 Investments in securities:
  Cost ................................................    $1,126,854,884
                                                           ==============
  Value ...............................................     1,147,095,125
 Cash .................................................               100
 Receivables:
   Investment securities sold .........................        18,929,561
   Capital shares sold ................................           542,596
   Dividends and interest .............................         4,119,626
                                                           --------------
    Total assets ......................................     1,170,687,008
                                                           --------------
Liabilities:
 Payables:
   Investment securities purchased ....................           211,209
   Capital shares redeemed ............................         7,304,248
   Affiliates .........................................           815,001
   Professional fees ..................................            39,637
   Reports to shareholders ............................           148,807
 Other liabilities ....................................           105,054
                                                           --------------
    Total liabilities .................................         8,623,956
                                                           --------------
       Net assets, at value ...........................    $1,162,063,052
                                                           ==============
Net assets consist of:
 Undistributed net investment income ..................    $   15,889,766
 Net unrealized appreciation ..........................        20,240,241
 Accumulated net realized gain ........................         6,495,192
 Capital shares .......................................     1,119,437,853
                                                           --------------
       Net assets, at value ...........................    $1,162,063,052
                                                           ==============
Class 1:
 Net asset, at value ..................................    $1,065,776,487
                                                           ==============
 Shares outstanding ...................................        95,257,307
                                                           ==============
 Net asset value and offering price per share .........    $        11.19
                                                           ==============
Class 2:
 Net asset, at value ..................................    $   96,286,565
                                                           ==============
 Shares outstanding ...................................         8,651,747
                                                           ==============
 Net asset value and offering price per share .........    $        11.13
                                                           ==============

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND


Financial Statements (continued)


Statement of Operations
for the six months ended June 30, 2001 (unaudited)


Investment income:
  (net of foreign taxes and fees of $1,627,328)
  Dividends ..................................................    $  19,636,804
  Interest ...................................................        1,821,828
                                                                  -------------
    Total investment income ..................................       21,458,632
                                                                  -------------
Expenses:
  Management fees (Note 3) ...................................        4,764,363
  Distribution fees - Class 2 (Note 3) .......................          106,006
  Transfer agent fees ........................................            7,020
  Custodian fees .............................................          121,831
  Reports to shareholders ....................................          111,668
  Professional fees (Note 3) .................................           11,934
  Trustees' fees and expenses ................................            5,509
  Other ......................................................           13,538
                                                                  -------------
    Total expenses ...........................................        5,141,869
                                                                  -------------
     Net investment income ...................................       16,316,763
                                                                  -------------
Realized and unrealized gains (losses):
  Net realized gain (loss) from:
   Investments ...............................................        7,284,360
   Foreign currency transactions .............................          (38,485)
                                                                  -------------
    Net realized gain ........................................        7,245,875
  Net unrealized depreciation on investments .................      (24,891,676)
                                                                  -------------
Net realized and unrealized loss .............................      (17,645,801)
                                                                  -------------
Net decrease in net assets resulting from operations .........    $  (1,329,038)
                                                                  =============

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND


Financial Statements (continued)


Statements of Changes in Net Assets
for the six months ended June 30, 2001 (unaudited) and the year ended December 31, 2000



                                                                                Six Months Ended        Year Ended
                                                                                  June 30, 2001      December 31, 2000
                                                                               ------------------   ------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................................................     $   16,316,763       $   23,165,554
  Net realized gain from investments and foreign currency transactions .....          7,245,875          194,570,700
  Net unrealized depreciation on investments ...............................        (24,891,676)        (171,116,784)
                                                                                 --------------       --------------
     Net increase (decrease) in net assets resulting from operations .......         (1,329,038)          46,619,470
 Distributions to shareholders from:
  Net investment income:
    Class 1 ................................................................        (21,511,485)         (11,099,754)
    Class 2 ................................................................         (1,649,341)            (152,094)
  Net realized gains:
    Class 1 ................................................................       (179,283,207)         (73,119,422)
    Class 2 ................................................................        (14,800,193)          (1,029,478)
                                                                                 --------------       --------------
 Total distributions to shareholders .......................................       (217,244,226)         (85,400,748)
 Capital share transactions: (Note 2)
    Class 1 ................................................................        104,213,572          497,688,296
    Class 2 ................................................................         33,742,189           70,980,087
                                                                                 --------------       --------------
 Total capital share transactions ..........................................        137,955,761          568,668,383
     Net increase (decrease) in net assets .................................        (80,617,503)         529,887,105
Net assets:
 Beginning of period .......................................................      1,242,680,555          712,793,450
                                                                                 --------------       --------------
 End of period .............................................................     $1,162,063,052       $1,242,680,555
                                                                                 ==============       ==============
Undistributed net investment income included in net assets:
 End of period .............................................................     $   15,889,766       $   22,733,829
                                                                                 ==============       ==============

                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-seven series (the Funds). Templeton Growth Securities Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2001, over 42% of the Fund's shares were sold through one insurance company. The Fund's investment objective is capital growth.


The following summarizes the Fund's significant accounting policies.


a. Security Valuation


Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.


b. Foreign Currency Translation


Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.


The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.


Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


c. Income Taxes


No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.


d. Security Transactions, Investment Income, Expenses and Distributions


Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.


Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.


Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)
e. Accounting Estimates


The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST


The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.


At June 30, 2001, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:


                                                         Six Months Ended                      Year Ended
                                                          June 30, 2001                    December 31, 2000
                                                --------------------------------------------------------------------
                                                     Shares            Amount           Shares            Amount
Class 1 Shares:                                 --------------------------------------------------------------------
Shares sold ...................................     15,854,339     $ 213,033,571       17,873,866     $ 238,251,058
Shares issued on merger/a/ ....................             --                --       48,592,348       628,298,597
Shares issued in reinvestment of distributions      17,864,296       200,794,691        6,513,471        84,219,176
Shares redeemed ...............................    (23,045,837)     (309,614,690)     (33,716,851)     (453,080,535)
                                                   -----------    --------------      -----------    --------------
Net increase ..................................     10,672,798     $ 104,213,572       39,262,834     $ 497,688,296
                                                   ===========    ==============      ===========    ==============
Class 2 Shares:
Shares sold ...................................     12,499,874     $ 166,886,696       12,896,783     $ 173,384,758
Shares issued on merger/a/ ....................             --                --        4,308,381        55,535,000
Shares issued in reinvestment of distributions       1,471,336        16,449,534           91,595         1,181,572
Shares redeemed ...............................    (11,091,212)     (149,594,041)     (11,812,327)     (159,121,243)
                                                   -----------    --------------      -----------    --------------
Net increase ..................................      2,879,998     $  33,742,189        5,484,432     $  70,980,087
                                                   ===========    ==============      ===========    ==============

/a/On May 1, 2000, the Fund acquired the net assets of the Templeton Variable Products Series Fund (TVP) - Templeton Stock Fund in a tax-free exchange pursuant to a plan of reorganization approved by the TVP - Templeton Stock Fund's shareholders.


3. TRANSACTIONS WITH AFFILIATES


Certain officers and trustees of the Fund are also officers and/or directors of the following entities:


Entity                                                                  Affiliation
-----------------------------------------------------------------       -----------------------
       Franklin Templeton Services, LLC (FT Services)                   Administrative manager
       Templeton Global Advisors Ltd. (TGAL)                            Investment manager
       Franklin/Templeton Distributors, Inc. (Distributors)             Principal underwriter
       Franklin/Templeton Investor Services, LLC (Investor Services)    Transfer agent

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)



3. TRANSACTIONS WITH AFFILIATES (cont.)
The Fund pays an investment management fee to TGAL based on the average net assets of the Fund as follows:


Annualized Fee Rate   Daily Net Assets
--------------------- ----------------------------------------------------
        1.00%         First $100 million
         .90%         Over $100 million, up to and including $250 million
         .80%         Over $250 million, up to and including $500 million
         .75%         Over $500 million

Under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by TGAL based on the average daily net assets, and is not an additional expense of the Fund.


The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 shares for costs incurred in marketing the Fund's shares.


Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.


4. INCOME TAXES


At December 31, 2000, the Fund had deferred currency losses occurring subsequent to October 31, 2000 of $37,117. For tax purposes, such losses will be reflected in the year ending December 31, 2001.


Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.


Net realized gains differ for financial statement and tax purposes primarily due to differing treatment of wash sales and foreign currency transactions.


At June 30, 2001, the net unrealized appreciation based on the cost of investments for income tax purposes of $1,127,562,584 was as follows:


  Unrealized appreciation .............   $ 152,074,094
  Unrealized depreciation .............    (132,541,553)
                                          -------------
  Net unrealized appreciation .........   $  19,532,541
                                          =============

5. INVESTMENT TRANSACTIONS


Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2001 aggregated $205,007,252 and $246,257,101 respectively.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND


Tax Designation

At December 31, 2000, more than 50% of the Templeton Growth Securities Fund total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Funds as having been paid directly by them.


The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund, to Class 1 and Class 2 shareholders of record on December 31, 2000.


                                    Class 1                      Class 2
                         ----------------------------- ----------------------------
                          Foreign Tax      Foreign      Foreign Tax      Foreign
                              Paid      Source Income       Paid      Source Income
Country                    Per Share      Per Share      Per Share      Per Share
------------------------ ------------- --------------- ------------- --------------
Argentina ..............     0.0000         0.0014         0.0000         0.0013
Australia ..............     0.0001         0.0150         0.0001         0.0147
Austria ................     0.0002         0.0015         0.0002         0.0015
Bermuda ................     0.0000         0.0044         0.0000         0.0043
Brazil .................     0.0015         0.0103         0.0015         0.0100
Canada .................     0.0008         0.0060         0.0008         0.0058
Chile ..................     0.0006         0.0024         0.0006         0.0023
China ..................     0.0000         0.0029         0.0000         0.0029
Finland ................     0.0016         0.0096         0.0016         0.0093
France .................     0.0013         0.0070         0.0013         0.0069
Germany ................     0.0011         0.0093         0.0011         0.0091
Hong Kong ..............     0.0000         0.0256         0.0000         0.0249
Italy ..................     0.0009         0.0054         0.0009         0.0053
Japan ..................     0.0006         0.0034         0.0006         0.0033
Mexico .................     0.0006         0.0068         0.0006         0.0066
Netherlands ............     0.0016         0.0109         0.0016         0.0106
New Zealand ............     0.0006         0.0036         0.0006         0.0035
Norway .................     0.0002         0.0009         0.0002         0.0009
Singapore ..............     0.0006         0.0020         0.0006         0.0020
South Korea ............     0.0004         0.0022         0.0004         0.0021
Spain ..................     0.0011         0.0063         0.0011         0.0061
Sweden .................     0.0011         0.0084         0.0011         0.0082
Switzerland ............     0.0003         0.0018         0.0003         0.0018
United Kingdom .........     0.0070         0.0607         0.0070         0.0592
                             ------         ------         ------         ------
TOTAL ..................    $0.0222        $0.2078        $0.0222        $0.2026
                            =======        =======        =======        =======

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FUNDS RETIREMENT ANNUITY SEPARATE ACCOUNT


Financial Statements

Statement of Assets and Liabilities
June 30, 2001 (unaudited)


Assets:
 Investment in Templeton Growth Securities Fund
  Cost ...................................................    $12,859,095
                                                              ===========
  Value ..................................................     10,180,408
 Receivable from Templeton Funds Annuity Company .........          3,913
                                                              -----------
       Net assets ........................................    $10,184,321
                                                              ===========
Net assets attributable to annuitants -
       Annuity reserves (Note 1) .........................    $10,184,321
                                                              ===========

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FUNDS RETIREMENT ANNUITY SEPARATE ACCOUNT


Financial Statements (continued)


Statement of Operations
Six months ended June 30, 2001 (unaudited)


Investment income:
Income:
 Dividend distributions ......................................     $   205,697
 Capital gains distributions .................................       1,714,344
                                                                   -----------
  Total income ...............................................       1,920,041
Expenses:
 Periodic charge (Note 2) ....................................          57,554
                                                                   -----------
   Net investment income .....................................       1,862,487
                                                                   -----------
Realized and unrealized losses on investments:
 Net realized loss on investments ............................         (87,967)
 Unrealized depreciation on investments for the year .........      (1,844,464)
                                                                   -----------
   Net loss on investments ...................................      (1,932,431)
                                                                   -----------
Net decrease in net assets from operations ...................     $   (69,944)
                                                                   ===========

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FUNDS RETIREMENT ANNUITY SEPARATE ACCOUNT


Financial Statements (continued)


Statements of Changes in Net Assets



                                                                                     Six months ended
                                                                                      June 30, 2001         Year Ended
                                                                                       (unaudited)       December 31, 2000
                                                                                    -----------------   ------------------
Increase (decrease) in net assets from operations:
  Net investment income .........................................................      $ 1,862,487          $ 2,451,615
  Net realized loss on investments ..............................................          (87,967)            (204,943)
  Unrealized depreciation on investments for the year ...........................       (1,844,464)          (1,582,245)
                                                                                      ------------         ------------
    Net increase (decrease) in net assets from operations .......................          (69,944)             664,427
                                                                                      ------------         ------------
Annuity unit transactions:
  Proceeds from units sold ......................................................                0                    0
  Annuity payments ..............................................................         (690,918)          (1,527,526)
  Increase (decrease) in annuity reserves for mortality experience (Note 1) .....          (27,256)              55,429
                                                                                      ------------         ------------
  Net decrease in net assets derived from annuity unit transactions .............         (718,174)          (1,472,097)
                                                                                      ------------         ------------
    Total decrease in net assets ................................................         (788,118)            (807,669)
Net assets:
  Beginning of period ...........................................................       10,972,439           11,780,108
                                                                                      ------------         ------------
  End of period .................................................................      $10,184,321          $10,972,439
                                                                                      ============         ============

                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST TEMPLETON FUNDS RETIREMENT ANNUITY SEPARATE ACCOUNT

Notes to Financial Statements

1. ORGANIZATION AND SUMMARY OF ACCOUNTING POLICIES

The Templeton Funds Retirement Annuity Separate Account (the Separate Account) was established on February 4, 1987 by resolution of the Board of Directors of Templeton Funds Annuity Company (the Company) and is registered under the Investment Company Act of 1940 as a unit investment trust. The Separate Account is sold exclusively for use with the Templeton Retirement Annuity, an immediate variable annuity designed for distributing the benefits of tax deferred retirement plans and to provide annuity income from non-tax qualified accumulation. The Separate Account invests in the FTVIPT - Templeton Growth Securities Fund Class 1. The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements.


a. Valuation of Securities


Investments in shares of the Fund are carried in the Statement of Assets and Liabilities at net asset value (market value).


b. Dividends


Dividend income and capital gain distributions are recorded as income on the ex-dividend date and reinvestment in additional shares of the Fund.


c. Income Taxes


Operations of the Separate Account from a part of the Company, which is taxed as a life insurance company under the Internal Revenue Code (the Code). Under current law, no federal income taxes are payable with respect to the Separate Account. Under the principles set forth in Internal Revenue Service Ruling 81-225 and Section 817(h) of the Code and regulations thereunder, the Company understands that it will be treated as owner of the assets invested in the Separate Account for federal income tax purposes, with the result that earnings and gains, if any, derived from those assets will not be included in an Annuitant's gross income until amounts are received pursuant to an Annuity.


d. Annuity Reserves


Annuity reserves are computed according to the 1983a Blended Unisex Mortality Table, with a 50% male/female content. The assumed interest rates are 9%, 7% and 3%. Charges to annuity reserves for mortality experience are reimbursed to the Company if the reserves required are less than originally estimated. If additional reserves are required, the Company reimburses the Separate Account.


2. PERIODIC CHARGE


The Company assesses a Periodic Charge against the Separate Account, equal on an annual basis to 1.1% of Separate Account assets. The Periodic Charge, in the following amounts, compensates the Company for expenses of administering the Separate Account and for assuming the risks that mortality experience will be lower than the rate assumed and that expenses will be greater than what is assumed: 0.3% of average annual net assets to cover expenses, 0.3% to cover expense risk and 0.5% to cover the mortality risk. The Periodic Charge is guaranteed as to Annuities issued prior to the effective date of any change in the Periodic Charge.


3. INVESTMENT TRANSACTIONS


During the year ended June 30, 2001, FTVIPT - Templeton Growth Securities Fund Class 1 shares purchases and sales aggregated $1,920,041 and $863,372 respectively. Realized gains and losses are reported on an identified cost basis.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST TEMPLETON FUNDS RETIREMENT ANNUITY SEPARATE ACCOUNT

Notes to Financial Statements (continued)
4. CONCENTRATION OF CREDIT RISK


Financial instruments which potentially subject the Separate Account to concentrations of credit risk consist of investments in the FTVIPT - Templeton Growth Securities Fund Class 1. The Fund's investment securities are managed by professional investment managers within established guidelines. As of June 30, 2001, in management's opinion, the Separate Account had no significant concentration of credit risk.